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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 2, 2000 included in Hathaway Corporation's Form 10-K for the year ended June 30, 2000, and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP


Denver, Colorado,
     February 8, 2001